SECURITY AGREEMENT
                               ------------------

                               dated June 15, 2000
                                     between

                               Michael L. Haining
                                        &
                        Safe Tech Medical Products, Inc.
                                Debtors/Obligors
                                       and

                               ReTrac Medical Inc.

                                  Secured Party

                               SECURITY AGREEMENT
                               ------------------


         AGREEMENT, dated June 15, 2000, between Michael Haining, and Safe Tech Medical Products, Inc. both located at 6731 Ashmore Rd. Houston Texas 77069 (hereinafter collectively "Debtor/Obligor"), and ReTrac Medical Inc., a Delaware corporation, having an address at 22 South Main Street, New City, NY 10956 ("Secured Party").

                                   WITNESSETH:
                                   -----------

         WHEREAS, concurrently herewith Secured Party is lending to Debtor/Obligor the sum of Seventy-Five Thousand Dollars ($75,000.00), as evidenced by a Promissory Note of even date herewith (the "Note"); and

         WHEREAS, in order to induce Secured Party to make said loan and other Obligations hereinafter described, Debtor/Obligor has agreed to pledge to Secured Party certain property as security for the loan;

         WHEREAS, it is intended by the parties hereto that this Security Agreement and Obligations hereinafter described supercede and replace the Security Agreement and related Obligations of May 25, 2000.

         NOW THEREFORE, in consideration of Ten Dollars, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. The following terms as used in this Agreement shall have the meanings set forth below:

         "Collateral" shall mean all of the property set forth in Exhibit A attached hereto and made a part hereof, and all property of the same class or character acquired by Debtor/Obligor subsequent to the date hereof, and all proceeds thereof, and all substitutions, replacements and accessions thereto.

         "Obligations" shall mean (1) all principal and interest due or to become due under the aforesaid Note as set forth in Exhibit B; (2) all of the obligations set forth in and Exhibit C attached hereto and made a part hereof; and (3) any other indebtedness or liability of Debtor/Obligor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

         2. CREATION OF THE SECURITY INTEREST. The Security Agreement of date May 25, 2000 and related Obligations under that agreement are hereby terminated; and Debtor/Obligor hereby grants to Secured Party a security interest in all of the right, title and interest of to Secured Party a security interest in all of the right, title and interest of Debtor/Obligor in and to the Collateral to secure the full and prompt payment and performance of all of the Obligations.

         3. DEBTOR/OBLIGOR'S OBLIGATIONS TO PAY. Debtor/Obligor shall pay and perform all of the Obligations of Debtor/Obligor to Secured Party as the same may become due according to their terms. Debtor/Obligor shall be liable for, and shall reimburse to Secured Party, all expenses, including reasonable attorneys' fees, incurred or paid in connection with establishing, perfecting, maintaining, protecting or enforcing any of Secured Party's rights and remedies hereunder.

         4. PROTECTION OF THE COLLATERAL. Debtor/Obligor shall defend the title to the Collateral against all claims and demands whatsoever. Debtor/Obligor shall keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, and shall pay all taxes, assessments and fees relating to the Collateral. Upon request by Secured Party, Debtor/Obligor shall furnish further assurances of title, execute any further instruments and do any other acts necessary to effectuate the purposes and provisions of this Agreement. Debtor/Obligor shall not sell, exchange, assign, transfer or otherwise dispose of the Collateral, and shall not encumber, hypothecate, mortgage, create a lien on or security interest in the Collateral, without the prior written consent of Secured Party in each instance. The risk of loss of the Collateral at all times shall be borne by Debtor/Obligor. Debtor/Obligor shall keep the Collateral in good repair and condition and shall not misuse, abuse or waste the Collateral or allow the Collateral to deteriorate except for normal wear and tear.

         5. FILING AND RECORDING. Debtor/Obligor, at its own cost and expense, shall execute and deliver to Secured Party any financing statements, and shall procure for Secured Party any other documents, necessary or appropriate to protect the security interest granted to Secured Party hereunder against the rights and interests of third parties, and shall cause the same to be duly recorded and filed in all places necessary to perfect the security interest of Secured Party in the Collateral. In the event that any recording or refiling thereof (or filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such security interest, Debtor/Obligor, at its own cost and expense, shall cause the same to be re-recorded and/or refiled at the time and in the manner requested by Secured Party. Debtor/Obligor hereby authorizes Secured Party to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Agreement which at any time may be required or appropriate, although the same may have been executed only by Secured Party, and to execute such financing statement on behalf of Debtor/Obligor. Debtor/Obligor hereby irrevocably designates Secured Party, its agents, representatives and designees, as agent and attorney-in-fact for Debtor/Obligor for the aforesaid purposes.

         6. DEFAULT. The occurrence of any one or more of the following events (hereinafter referred to as "Events of Default") shall constitute a default hereunder, whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority:

         (a) If Debtor shall default in the payment of any principal or interest due under the Note; or

         (b) If Debtor/Obligor shall fail to pay, perform or observe any covenant, agreement, term or provision of this Agreement, or any other agreement or arrangement now or

         (c) hereafter entered into between the parties hereto or with respect to any Obligation of Debtor/Obligor to Secured Party; or

         (d) If any representation, warranty or other statement of fact herein or in any writing, certificate, report or statement at any time furnished to Secured Party pursuant to or in connection with this Agreement shall be false or misleading in any material respect; or

         (e) If Debtor/Obligor shall: admit in writing its inability to pay its debts generally as they become due; file a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if Debtor/Obligor shall be adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of Debtor/Obligor or of the whole or any substantial part of the property of Debtor/Obligor or approves a petition filed against Debtor/Obligor seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of Debtor/Obligor or the whole or any substantial part of its property; or if there is commenced against Debtor/Obligor any proceeding for any of the foregoing relief; or if Debtor/Obligor by any act indicates its consent to, approval of, or acquiescence in any such proceeding; or

         (f) If any creditor of Debtor/Obligor for any reason whatsoever hereafter shall accelerate payment in whole or in part of any outstanding obligation owed to it by Debtor/Obligor under any agreement or arrangement, or if any judgment against the Debtor/Obligor or any execution against any of its property for any amount remains unpaid, unstayed or undismissed for a period in excess often days; or

         (g) If all or any part of the Collateral shall be sold, transferred or assigned, or shall be further encumbered, hypothecated, mortgaged, or made subject to any other lien or security interest, without the prior written consent of Secured Party.

         7. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, the Obligations shall immediately become due and payable in full without notice or demand. Secured Party shall have all rights and remedies provided by the Uniform Commercial Code in effect in the State of New York on the date hereof. In addition to, or in conjunction with, or substitution for such rights and remedies, Secured Party may at any time and from and after the occurrence of an Event of Default hereunder:

         (a) with or without notice to Debtor/Obligor, foreclose the security interest created herein by any available judicial procedure, or take possession of the Collateral, or any portion thereof, with or without judicial process, and enter any premises where the Collateral may be located for the purpose of taking possession of or removing the same, or rendering the same unusable, or disposing of the Collateral on such premises, and Debtor/Obligor agrees not to resist or interfere therewith;

         (b) require Debtor/Obligor to prepare, assemble or collect the Collateral, at Debtor/Obligor's own expense, and make the same available to Secured Party at such place as Secured Party may designate, whether at Debtor/Obligor's premises or elsewhere;

         (c) sell, lease or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation, in Debtor/Obligor's name or in its own name, or in the name of such party as Secured Party may designate, either at public or private sale (at which Secured Party shall have the right to purchase), in lots or in bulk, for cash or for credit, with or without representations or warranties, and upon such other terms as Secured Party, in its sole discretion, may deem advisable; and ten days' written notice of such public sale date or dates after which private sale may occur, or such lesser period of time in the case of an emergency, shall constitute reasonable notice hereunder;

         (d) execute and deliver documents of title, certificates of origin, or other evidence of payment, shipment or storage of any Collateral or proceeds on behalf of and in the name of Debtor/Obligor;

         (e) remedy any default by Debtor/Obligor hereunder, without waiving such default, and any monies expended in so doing shall be chargeable with interest to Debtor/Obligor and added to the Obligations secured hereby; and

         (f) apply for an injunction to restrain a breach or threatened breach of this Agreement by Debtor/Obligor.

                  If, after an Event of Default, Secured Party shall foreclose upon the security interest in the Collateral, Debtor/Obligor shall pay to Secured Party, as compensation for the attorneys' fees of Secured Party, the greater of $10,000.00 or an amount equal to 20 percent of the then outstanding Obligations.

         8. CUMULATIVE RIGHTS. All rights, remedies and powers granted to Secured Party herein, or in any instrument or document related hereto, or provided or implied by law or in equity shall be cumulative and may be exercised singly or concurrently on any one or more occasions.

         9. DEBTOR/OBLIGOR'S REPRESENTATIONS AND WARRANTIES. Debtor/Obligor hereby represents and warrants to Secured Party that:

         (a) Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will violate any law or regulation, or any order or decree of any court of governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed or trust, agreement or other instrument to which Debtor/Obligor is a party or by which Debtor/Obligor may be bound, or result in the creation or imposition of any lien, claim or encumbrance upon any property of Debtor/Obligor.

         (b) Debtor/Obligor has the power to execute, deliver and perform the provisions of this Agreement and all instruments and documents delivered or to be delivered. pursuant hereto, and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.

         (c) Debtor/Obligor is the legal and equitable owner of the Collateral, free and clear of all security interests, liens, claims and encumbrances of every kind and nature.

         (d) No default exists, and no event which with notice or the passage of time, or both, would constitute a default under the Collateral by any party thereto, and there are no offsets, claims or defenses against the obligations evidenced by the Collateral, except as may be expressly set forth in Exhibit A annexed hereto.

         10. NOTICES. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, addressed to the parties at their respective addresses hereinabove set forth, or at such other addresses as the parties may designate in writing.

         11. MODIFICATION AND WAIVER. No modification or waiver of any provision of this Agreement, and no consent by Secured Party to any breach thereof by Debtor/Obligor, shall be effective unless such modification or waiver shall be in writing and signed by Secured Party, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Debtor/Obligor and Secured Party in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

         12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         13. MISCELLANEOUS. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of New York, and enforced under personal and exclusive jurisdiction of State of New York, County of Rockland.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

IN THE PRESENCE OF:
                                            Safe Tech Medical Products, Inc., by
ATTEST:
                                            /S/ Michael L. Haining
                                            ------------------------------
    /s/                                     Michael L. Haining, President
--------------------
Secretary

                                            /S/ Michael L. Haining
                                            ------------------------------
                                            Michael L. Haining


                                            RETRAC MEDICAL INC.
ATTEST:

                                            By /S/ Martin Kelly
                                               ---------------------------
    /s/                                        Martin Kelly, President/CEO
--------------------
Secretary




STATE OF NEW YORK      )
                       ) ss.
COUNTY OF ROCKLAND     )

         On the 15th day of June, 2000, before me personally came Michael L. Haining, to me known to be the individual described in and who executed the foregoing Security Agreement, and acknowledged that he executed said Security

                                               /s/
                                            ------------------------------------
                                            Notary Public

STATE OF NEW YORK     )
                      ) ss.
COUNTY OF ROCKLAND    )

         On the 15th day of June, 2000, before me personally came Michael L. Haining, to me known, who being duly sworn, did depose and say that he resides at 6731 Ashmore Drive, Houston, Texas 77069; that he is the President of Safe Tech Medical Products, Inc., the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by the order of the board of directors of the said corporation.


STATE OF NEW YORK     )
                      ) ss.
COUNTY OF ROCKLAND    )

         On the 15th day of June, 2000, before me personally came Martin Kelly, to me known, who being duly sworn, did depose and say that he resides at 8 Brace Court, Montebello, NY 10901; that he is the President of ReTrac Medical Inc., the corporation described in and which executed the foregoing Security Agreement; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                  /s/
                                            ------------------------------------
                                            Notary Public

                                     EXHIBIT
                                  A COLLATERAL

US Patent Nos.:
                  5,401,245 (Mar. 28, 1995),
                  5,527,306 (Jun 18, 1996),
                  5,785,693 (Jul. 28, 1998),
                  5,533,983 (Jul. 9, 1996)

all applications/registration of foreign patents including

                  Canada,
                  China,
                  Japan,
                  Mexico,
                  Belgium,
                  Denmark,
                  France,
                  Germany,
                  Italy,
                  The Netherlands,
                  Switzerland,
                  United Kingdom,

                                    EXHIBIT B
                                 PROMISSORY NOTE

Attached hereto.

                                 PROMISSORY NOTE
                                 ---------------

                               dated June 15, 2000

                                      from

                               Michael L. Haining
                                        &
                        Safe Tech Medical Products, Inc.

                                      Maker

                                       to

                               ReTrac Medical Inc.

                                      Payee

                                 PROMISSORY NOTE
                                 ---------------

STATE OF NEW YORK     )
                      ) ss.
COUNTY OF ROCKLAND    )



$75,000.00                                                         June 15, 2000

         FOR VALUE RECEIVED, Michael L. Haining and Safe Tech Medical Products, Inc. both having an address at 6731 Ashmore Drive, Houston, Texas 77069, (collectively "Maker"), hereby covenants and promises to pay to ReTrac Medical Inc., a corporation, having an address at 22 South Main Street, New City, NY 10956 ("Payee"), or order, at Payee's address first above written or at such other address as Payee may designate in writing, Seventy-Five Thousand Dollars ($75,000.00), lawful money of the United States of America, together with interest thereon computed from the date hereof at the rate of 18 percent per annum, which principal and interest shall be payable on demand.

MAKER COVENANTS AND AGREES WITH PAYEE AS FOLLOWS:

         1. Maker will pay the indebtedness evidenced by this Note as provided herein.

         2. This Note is secured by a security agreement of even date herewith (the "Security Agreement"), which Security Agreement is a lien upon the property which is more particularly described in the Security Agreement. All of the covenants, conditions and agreements contained in the Security Agreement expressly are incorporated by reference herein and hereby are made a part hereof. In the event of any conflict between the terms of this Note and the terms of the Security Agreement, the terms of the Security Agreement shall be paramount and shall govern.

         3. In the event any payment due hereunder shall not be paid on the date when due, such payment shall bear interest at the lesser of twenty percent per annum or the highest lawful rate permitted under applicable law, from the date when such payment was due until paid. This paragraph shall not be deemed to extend or otherwise modify or amend the date when such payments are due hereunder. The obligations of Maker under this Note are subject to the limitation that payments of interest shall not be required to the extent that the charging of or the receipt of any such payment by the holder of this Note would be contrary to the provisions of law applicable to the holder of this Note limiting the maximum rate of interest which may be charged or collected by the holder of this Note.

         4. The holder of this Note may declare the entire unpaid amount of principal and interest under this Note to be immediately due and payable if Maker defaults in the due and punctual payment of any installment of principal or interest hereunder.

         5. Maker, and all guarantors, endorsers and sureties of this Note, hereby waive presentment for payment, demand, protest, notice of protest, notice of nonpayment, and notice of dishonor of this Note. Maker and all guarantors, endorsers and sureties consent that Payee at any time may extend the time of payment of all or any part of the indebtedness secured hereby, or may grant any other indulgences.

         6. Any notice or demand required or permitted to be made or given hereunder shall be deemed sufficiently made and given if given by personal service or by the mailing of such notice or demand by certified or registered mail, return receipt requested, addressed, if to Maker, at Maker's address first above written, or if to Payee, at Payee's address first above written. Either party may change its address by like notice to the other party.

         7. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any change, modification, termination, waiver, or discharge is sought. This Note shall be construed in accordance with the laws of the State of New York; and enforced under personal and exclusive jurisdiction of State of New York, County of Rockland.

         IN WITNESS WHEREOF, Maker has executed this Note as of the date first above written.

IN THE PRESENCE OF:


                                          /S/ Michael L. Haining
                                          --------------------------
                                          Michael L. Haining

                                          Safe Tech Medical Products, Inc., by:


                                          /S/ Michael L. Haining
                                          --------------------------
                                          Michael L. Haining
     /s/
-------------------
Secretary

STATE OF NEW YORK     )
                      ) ss.
COUNTY OF ROCKLAND    )

         On the 15th day of June, 2000, before me personally came Michael L. Haining, to me known to be the individual described in and who executed the foregoing Promissory Note, and acknowledged that he executed said Promissory Note.

                                                  /s/
                                            ------------------------------------
                                            Notary Public



STATE OF NEW YORK    )
                     ) ss.
COUNTY OF ROCKLAND   )

         On the 15th day of June, 2000, before me personally came Michael L. Haining, to me known, who being duly sworn, did depose and say that he resides at 6731 Ashmore Drive, Houston, Texas 77069; that he is the President of Safe Tech Medical Products, Inc., the corporation described in and which executed the foregoing Promissory Note; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                  /s/
                                            ------------------------------------
                                            Notary Public

                                    EXHIBIT C
                                   OBLIGATIONS


The parties hereto have executed a "License Agreement" (attached hereto) for the worldwide exclusive licensing agreement involving the fight to manufacture, sell and distribute products evidenced by the patents identified in Exhibit B.